UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                              _____________________

                                    FORM 8-K
                              _____________________


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 3-52472



                       Date of Report: December 20, 2005



                         PINGCHUAN PHARMACEUTICAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          North Carolina                                 58-2258912
  -------------------------------------------------------------------------
  (State of other jurisdiction of                      (IRS Employer
   incorporation or organization                        Identification No.)


131 Shizi Street, Nangang District, Harbin Heilongjiang F4, P.R. China	150000
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           (Address of principal executive offices)                  (Zip Code)


                             011-86451-8271-3712
             --------------------------------------------------
             (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant's Certifying Accountant

     On December 20, 2005, PKF resigned from its position as Pingchuan Pharmaceutical's principal independent accountant. PKF had been retained in that position in August 2005.

     PKF did not render any audit reports on Pingchuan Pharmaceutical's financial statements. At no time has PKF advised Pingchuan Pharmaceutical of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-B.

     Pingchuan Pharmaceutical and PKF have not, during Pingchuan Pharmaceutical's two most recent fiscal years or any subsequent period through the date of PKF's resignation, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to PKF's satisfaction, would have caused PKF to make reference to the subject matter of the disagreement in connection with its reports.

     Pingchuan Pharmaceutical has requested PKF to furnish a letter addressed to the Securities Exchange Commission stating whether or not PKF agrees with the statements in this 8-K/A. A copy of such letter will be filed as exhibit 16 to an amendment to this 8-K.

Item 9.01 	Financial Statements and Exhibits

Exhibits

16.     Letter from PKF - to be filed by amendment.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PINGCHUAN PHARMACEUTICAL, INC.

Dated:  December 23, 2005               By:  /s/ Hu Zhanwu
                                        --------------------
                                        Hu Zhanwu, President